Texas Rare Earth Resources

Advancing our Projects to Maximize Shareholder Value

January 9, 2013

Legal Disclaimers

- **Cautionary Note to Investors**

The United States Securities and Exchange Commission ("SEC") limits disclosure for U.S. reporting purposes to mineral deposits that a company can economically and legally extract or produce. This presentation uses terms that comply with reporting standards in Canada and certain estimates are made in accordance with Canadian National Instrument NI 43-101 ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") - *CIM Definition Standards on Mineral Resources and Mineral Reserves*, adopted by the CIM Council, as amended (the "CIM Standards"). NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosures an issuer makes of scientific and technical information concerning mineral projects. This presentation uses the terms "resource," "measured and indicated mineral resource," and "inferred mineral resource." We advise U.S. investors that while these terms are defined in accordance with NI 43-101 such terms are not recognized under the SEC's Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Mineral resources in these categories have a great amount of uncertainty as to their economic and legal feasibility. "Inferred resources" have a great amount of uncertainty as to their existence and, under Canadian regulations, cannot form the basis of a pre-feasibility or feasibility study, except in limited circumstance. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit measures. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and all necessary permits and government approvals must be filed with the appropriate governmental authority. Our Round Top project currently does not contain any known proven or probable ore reserves under SEC Guide 7 reporting standards. The results of the PEA disclosed in this presentation are preliminary in nature and include inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves and there is no certainty that the results of the PEA will be realized. U.S. investors are urged to consider closely the disclosure in our latest reports and registration statements filed with the SEC. You can review and obtain copies of these filings at http://www.sec.gov/edgar.shtml. **U.S. Investors are cautioned not to assume that any defined resource will ever be converted into SEC Guide 7 compliant reserves.**

This presentation contains statements regarding potential resource upgrades and economics of recovery of resources that are based solely on management's assessment of the project resources and economics and have not been reviewed by an independent third-party consultant. Such statements are not compliant with NI 43-101 and do not represent SEC Industry Guide 7 compliant reserve estimates or economic recoveries. The estimates of management as presented in this press release are preliminary in nature and may not occur as anticipated or estimated, if at all. While management believes these statements have a reasonable technical basis, they are based on assumptions of management which may not occur as anticipated, inlcuding assumptions regarding selling prices, ability to produce and sell additional products, ability to produce and sell concentrates, mineral resources assumptions (including the consistency of the grade of minerals throughout the defined resource area), savings resulting from changes in capital spending plans, variation in recovery rates, esimates of magnetic separation and its potential benefits and the potential economics of a smaller vat leach mine operation. Further, management's economics are based on revisions to the economics of the Company's June 12, 2012 preliminary economic assessment and subject to the material assumptions and risks stated therein. Investors should be aware that the SEC considers the economics of a prelimiay economic assessment to be too speculative to include in reports and registration statements filed with the SEC. The SEC usually requires a "bankable" or "final" definitive feasibility study to establish the economic recovery of SEC Industry Guide 7 compliant reserves. Investors are cautioned not to assume that the economics of recovery as detailed in this press release will ever be realized as anticpated or sufficiently documented in a definitive feasibility study

Legal Disclaimers

- **Forward-Looking Statements**

  This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities laws, including but not limited to, statements regarding the anticipated selling prices, ability to produce and sell additional products, ability to produce and sell concentrates, mineral resource estimates, the effects of changes in capital spending, variation in recovey rates, potential prices per pound for REEs, potential resources to be added by inclusion of additional drill hole data, esitmates of magnetic separation recoveries, generation of revenue streams, reduction in tailing disposal needs, the economics of a smaller vat leach mine operation, anticipated future studies on the Round Top project, future spin-offs and dividends of company mineral properties and value realizations. When used in this press release, the words "potential," "indicate," "expect," "intend," "hopes," "believe," "may," "will," "if, "anticipate," and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of mineralized material and mineral resource estimates, risks relating to completing metallurgical testing at the Round Top project, risks related to project development determinations, risks related to fluctuations in the price of rare earth minerals, the inherently hazardous nature of mining-related activities, potential effects on the Company's operations of environmental regulations, risks due to legal proceedings, risks related to uncertainty of being able to raise capital on favorable terms or at all, as well as those factors discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K, as filed on November 15, 2012, and other documents filed with the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Round Top Two Projects



Figure 1: Circa Spring 1988 photo of Texas Rare Earth Resources' "Round Top" deposit.



Figure 2: Cyprus' 887 foot Exploration Decline into the Beryllium Zone.

Source: May 1988 Cyprus Feasibility

TRER Corporate Issues

- No planned stock offering < $2.50; Dilution no solution.
- Re-Texafication, Leverage UTEP, Gen. Land Office and Texas resources
- Live within $5.44 mm 1-1-2013 cash balances through 2014; Cash expenses expected to be cut from $1 mm/mo to $0.4 mm/qtr; leaner as Denver office phased out
- Board would consider any reasonable bid for company, in the best interests of the shareholders.
- Prior inquiries specific to Uranium and Beryllium
- TRER policy to safeguard environment, employee safety, equal opportunity and comply with to all law and regulations.
- Project design to protect environment, minimize footprint, minimize water use and "listen to agencies & public."
- Investigating less cap ex, smaller scale to keep from knocking down selling prices and protecting environment go "hand-in-hand." Less is more.
- Want to avoid a large scale mining project in era of cost inflation and some anti-mining sentiment
- To prevent environmental issue and address all concerns; Will not take "pro-business Texas" for granted; Cannot be forceful.

Round Top Exploration Potential

- “Round Top” resource as reported in our Preliminary Economic Assessment dated June 15, 2012
- 4 Mountains on the property
- Aeromagnetic survey suggests interconnected within the sedimentary basement
- Our best target is strongest magnetic signature between Round Top and Little Round Top in sediments, suggesting a subcropping or unexposed “fifth rhyolite” that needs drilling.
- Northwest Fault beneath Round Top higher in Uranium values, and a good target for beryllium and high grade REE
- Feeder Zone faults or vents beneath all four mountains, especially Round Top, exploration targets for higher grades
- Plenty of “arm waving blue sky” for many generations

Arguments in Favor of Advancing the Round Top Project to Sell Out

- Larger mining company spends $$$ on more exploration to find the best zones we haven't already found
- Larger mining company can finance the cap ex on better terms
- Larger company can afford to wait a couple years if technical, permitting, construction or startup delays

Exceptions where TRER would continue and not Sell Out

- TRER stock price > $15 per share to permit efficient financing
- Initial Cap Ex < $300 million in a phased startup at a smaller scale
- Simple technology flowchart defined such as whole ore acid vat leach and sale of a concentrate
- Smaller 10,000-40,000 mtpd scale with phased startup

"In No Hurry or Race"

- Will behave deliberately and re-evaluate many alternatives and iterations.
- We do not consider ourselves in a "REE race." ***Most REE companies have a different mix than TRER.***
- We subdivide REE into two separate markets. Ce + La + Nd and 14 other REE. Round Top very different than "light REE" properties as we (1) have little Ce, La, Nd, (2) we have much Dy, Y, Yb, Tm, Lu, Ho, Er uniquely, (3) other non-REE present
- Many REE projects may not come to pass, and none are like TRER.
- TRER complementary to MCP or AVL as we have few light REE and they have few heavy REE, no Uranium and may not have the same non-REE or as much of them. ***No other deposit is quite the same as Round Top***.
- Thus, our emphasis is to execute our project to achieve maximum ore definition, high recoveries, frugal or cost-effective design and construction and maximize financial returns. We will not rush.

Criteria in Final Mine Design

- Minimum environmental impact more important that NPV or ROI; small scale is OK; "less is more"
- Many processes may work - - floatation, magnetic separation, vat acid leach or gravity separation; Variations are HCl vs. H2SO4
- Financial analysis of each phase of process. For example, refining may have zero return if a trader pays a full value for concentrates.
- Small or modular scale means less likely share dilution, debt or capital cost overrun risks. No "pork barrel" for contractors etc.
- Small or modular scale means less likely disruption to product prices, larger possible profits
- Larger number of products = more possible profit, less risk = revenue diversification
- June 15, 2012 PEA was robust financially, and addition of more products beyond Dy, Y, Nd, Tb and Eu may add to returns. No need to cut corners.

Independent Consultant Calculating Updated NI 43-101 Resource

- Purposes to incorporate 30 TRER drill holes whose data was not available in time for earlier June 15, 2012 NI 43-101 study and to incorporate non-REE or other elements.
- Management has not demonstrated minerals other than REE, uranium or the separate beryllium underground mine zone may be recoverable. However, much study underway seeks to improve processes.

No Scientific Changes Yet

- Engineering and technical reviews pending.
- Have not disproven or ruled out any technique. Many studies underway, and many optimizations of capital cost, operating costs, recoveries and revenues tested to maximize NPV.
- Considering froth floatation as June 15, 2012 PEA advocated, froth floatation followed by acid leaching, magnetic separation prior to later processes, gravity separation prior to later processes, acid heap leaching, acid vat leaching in plastic tanks and "acid bake" followed by water heap leaching.
- Assessing possibility of "acid bake" sort of like a 300-400 degree fahrenheit "pizza oven" temperature with a "highly concentrate sulphuric acid" followed by a simple water heap leaching of the simplified ores.
- Open pit mining cost to be re-engineered for conveyors in place of trucks. For reference, Vale "truckless" Carajas S11d saves 77% on fuel and 20 MW byproduct power of downhill conveyors. Go gravity!

Vat Leach Enhanced Alternative

- May bypass High Pressure Grinding, Froth Floatation and Hydromet to cut Cap Ex
- Target goal recovery > 90% U to leave 0.01% uranium tail well within 5% Texas REE maximum for REE mining
- Seek highest revenue/t with Fe, Nb, Sn, Ga, Ta, higher U recovery and encouraging REE recovery
- Target more products, higher IRR, lower Cap Ex, higher NPV
- Smaller scale has the potential for less finance, end market or permit risk
- Broad, diverse product range reduces risk

Enhanced Vat Leach Issues

- Requires much more development of “conceptual ideas”
- To identify degree of concentration in acid leach, gravity and magnetic separation
- Sulphuric versus Hydrochloric Acid
- Acid Concentrations, where strong dissolves more value in more gangue; do not want 80% of $$$ in 20% of rock
- Acid Temperatures
- Fineness of Grinding
- Develop Final Flow Chart
- Estimate More Exact Recoveries
- Detailed Cap Budget with some design
- Detailed Op Ex Cost Analysis
- Detailed Economic Models

Vat Leach Enhanced Alternative

- Could begin with magnetic separation to recover Fe, Nb and Ta from Magnetite and Columbite
- Potential evaluation of a 10,000 to 40,000 mtpd vat acid leach
- Lab trials may obtain encouraging REE and Uranium recoveries from acid, prior to including possible upgrades of magnetics and gravity

Round Top Two Projects



Figure 1: Circa Spring 1988 photo of Texas Rare Earth Resources' "Round Top" deposit.



Figure 2: Cyprus' 887 foot Exploration Decline into the Beryllium Zone.

Source: May 1988 Cyprus Feasibility

Beryllium Underground Mine

- Large decline under the Round Top rhyolite built by Cyprus Minerals into the "West Side Ore Zone" to take a bulk metallurgical sample for 1988 feasibility study
- Being evaluated to determine whether suitable for 100 metric tonne per day underground small volume mine
- Located squarely in a northwest trending structure where volcanic rhyolites contact sediments. Highly enriched in beryllium and uranium.
- TRER expects to sell the Beryllium/Uranium Adit to utilize existing tax losses, and then include those proceeds in Newco as "seed capital." Get "all the squeal out of the pig." Macho silver spinoff planned at a later date after the asset sale to finance new gold and silver mines.
- Offer beryllium buyer rights of first refusal in other beryllium deposits identified near or beneath Round Top or other Mountains.

Baseline Air Quality Monitoring to Monetize Assets

- On December 20, 2012 TRER announced it had begun baseline air quality monitoring in anticipation of permitting future operations at a $56,000 budget and $18,000 future annual monitoring costs.
- TRER does not intend to operate a beryllium mine, but believes its permit efforts enhance plans to sell its potential beryllium or uranium resources.
- TRER notes that Cyprus Minerals developed an 887 foot, production-sized 10' x 10' tunnel with steel support sets every 5.' Further, such a "mine" might operate several weeks each year and ship "direct shipping ore" with no mill nor tailings on site, which is smaller and simpler than many mines. We estimate the 1980s drilling, development, testing and studies would cost over $50 million today.
- These studies enhance later permits of the open pit rare earth project. A potential operation should be more salable after such documentation.
- We note that a 7,000 tonne per day aggregates quarry for railroad ballast with a rail spur operates currently on one edge of the Sierra Blanca mountain near Round Top.

Macho Silver-Lead Project



Figure 3: Macho Silver District. View Looking South, Anniversary Head-Frame and Dump.

Source: August 5, 2009 Macho District Presentation. http://trer.com/wp-content/uploads/2012/08/TRER-Macho_Presentation-Aug-5-2009.pdf

Macho Silver

- On October 3, 2012 TRER announced intention to dividend precious metals assets to shareholders.
- No fixed timetable exists, however, as management time fully committed to open pit rare earth project and potential separate underground beryllium project sales. It is possible we may not address this opportunity under after disposal of both Round Top projects, where an alternative is to distribute it separately to shareholders or to entertain separate offers for it as may develop.
- We are targeting specializing in underground, narrow vein, high grade gold and silver mine Low Cap Ex projects. We are a mining company, and will consider opportunities to acquire more gold or silver projects as opportunities arise.
- Seek projects too small for Barrick, Newmont etc.
- Operating projects like this size rare in Canada or US owing to difficulty establishing resources compliant with NI 43-101 standards or SEC Industry Guide 7 and few personnel experienced with small mines. In Mexico, on the other hand, these small operations are common and profitable. Attractive royalty financing or refinancing minimizes share dilution
- Simpler environmental permits; possible 100 tons/ day within exploration permits

Macho Silver in New Mexico

- Our primary asset prior to Round Top when our company previously was named "Standard Silver"
- Historic producer over 75 years ago; "Galena" lead-zinc-silver ores; several miles from separate site of legendary "Bridal Chamber" so gleaming in metal that couples took wedding photos underground
- Shafts to 100, 300 and 525 feet "filled;" must develop a ramp from beneath to empty them out from the bottom
- 40 miles north of Deming, NM jct. Interstate 10
- **Criteria**: Minimum 5% lead-zinc and 5 oz/ton silver and maximum $25 mm cap ex and $250/ton operating costs to be viable today.
- High potential replacement targets analogous to those at nearby Lake Valley, N.M. present below existing veins.

TRER and Director Stock Purchases

- On December 28, 2012 TRER bought back 1.6% of shares outstanding or 573,293 shares at $0.23 and directors bought 426,707 at $0.23 in a negotiated transaction.
- Separately, directors have bought 559,028 TRER shares at an average of $0.384 per share in ten other open market purchases since October 5, 2012.
- TRER cash balances at $5.44 million as of January 1, 2013 should fund the company through 2014.
- Early exercise of TRER warrants desirable to establish long-term capital gain ownership date for income tax basis in the event Round Top/TRER parent sold
- On October 5th a “trading blackout” implemented pursuant to company’s internal policies was lifted; directors may buy in open market, subject to applicable legal limitations.

God Bless Texas

- Possibly the best place on earth to do business
- 6.25% revenue royalty to support school system and 8% specific to uranium
- Univ. of Texas at El Paso, the state school of mining, strategic to our company
- Dr. Nick Pingitore runs a state-of-the-art laboratory, and the geology students logged the drill results
- Dr. Phil Goodell and Dr. Price's articles kept Round Top exploration concept alive after 1990
- TRER is the "home team" in West Texas
- People can see Round Top or Sierra Blanca from as far as 50 miles on a clear day
- God bless Texas